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                                                                  EXHIBIT 23.1


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated July 2, 1999 on Iron Mountain Incorporated financial statements, included in this Current Report on Form 8-K, into its previously filed registration statements on Forms S-3 (File No. 333-44185), S-4 (File Nos. 333-44187 and 333-67765) and S-8 (File Nos. 333-24803, 333-33191,
333-43901, 333-60919, 333-60921 and 333-67499).


                                       /s/ Arthur Andersen LLP

Boston, Massachusetts
July 9, 1999